EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C.SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of VitalTrust Business Development Corporation (the “Company”) on Form 10-Q for the period ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”),the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to VitalTrust Business Development Corporation and will be retained by VitalTrust Business Development Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

VitalTrust Business Development Corporation

Date: December 20, 2007	By: /s/ Mark Clancy
Mark Clancy
Chief Financial Officer